UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2023

Masco Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17450 College Parkway,	Livonia,	Michigan	48152
(Address of Principal Executive Offices)			(Zip Code)

(313) 274-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Mr. David A. Chaika, who was elected as the Interim Chief Financial Officer of the Company effective June 1, 2023, will conclude in such interim role effective October 15, 2023. His conclusion in this role was not from a result of any disagreement with the Company or any other entity or any matter relating to the operations, policies or practices of the Company.

(c) On September 21, 2023, the Board of Directors of Masco Corporation (the “Company”) elected Richard Westenberg, 49, as the Company’s Vice President, Chief Financial Officer, effective October 16, 2023. Mr. Westenberg joins the Company from General Motors Company, where he served as the Vice President and Chief Financial Officer of General Motors North America since 2022; Vice President, Finance and Chief Financial Officer of SAIC-General Motors from 2018-2021; and Corporate Treasurer of General Motors Company from 2017-2018.

Mr. Westenberg will receive an annual base salary of $725,000. He will be eligible to participate in the Company's discretionary annual performance program, under which he is eligible to earn a cash bonus and a restricted stock unit award. He will also be eligible to participate in the Company's Long Term Incentive Program, pursuant to which he is eligible to earn an equity award based on the Company's attainment of specified goals over three-year performance periods. His target opportunity under each of these programs is 80% of his annual base salary, and the payment or granting of awards under these programs, as applicable, is based on individual performance and the Company’s attainment of specified goals and is capped at 200% of the target opportunity. In addition, Mr. Westenberg will receive a one-time cash sign-on bonus of $950,000 and an initial equity award of restricted stock units with a value of $2,000,000. Mr. Westenberg is also eligible for other benefits available to our executives, as further described in our Proxy Statement dated March 31, 2023.

There are no understandings or arrangements between Mr. Westenberg and any other person pursuant to which he was selected as an officer and there are no family relationships between Mr. Westenberg and any director or executive officer of the Company. There are and have been no transactions since the beginning of the Company’s last fiscal year, regarding Mr. Westenberg that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99	Press release dated September 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ Kenneth G. Cole
Name:	Kenneth G. Cole
Title:	Vice President, General Counsel and Secretary

September 21, 2023